SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          ________

                          FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)   May 15, 1996


              GS Mortgage Securities Corporation II
              (as Seller under the Pooling and
           Servicing Agreement dated as of March 1, 1996,
         providing for the issuance of Commercial Mortgage
             Pass-Through Certificates, Series 1996-PL)




            GS Mortgage Securities Corporation II
     (Exact Name of Registrant as Specified in Charter)



      Delaware                                 33-99774
  ---------------                        -------------------
  (State or Other                           (IRS Employer
  Jurisdiction of                        Idenfification No.)

                    Being applied for
                    -----------------
                       (Commission
                       File Number)



       85 Broad Street
      New York, New York                       10004
- - ----------------------------------------     ----------
(Address of Principal Executive Offices)     (Zip Code)



Registrant's telephone number including area code      (212) 902-1000








Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits


(c) Exhibits.

          Attached as exhibits are the following monthly reports made available by State Street Bank and Trust Company, the Trustee, for the May 15, 1996 distribution date.


          Exhibit 1.     Trustee Payment Statement to
                         Certificateholders

          Exhibit 2.     Mortgage Loan Characteristics
                         Reports

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              GS Mortgage Securities
                              Corporation II
                              (Registrant)


                              By:  State Street Bank and
                                   Trust Company as Trustee for
                                   GS Mortgage Securities
                                   Corporation II




Date:  May 15, 1996            By: /s/ James H. Byrnes
                                  ______________________________
                                 Name:   James H. Byrnes
                                 Title:  Assistant Vice President

                        EXHIBIT INDEX




The following exhibits are being filed herewith:


EXHIBIT NO.         DESCRIPTION

1.                  Trustee Payment Statement to
                    Certificateholders

2.                  Mortgage Loan Characteristics Reports